Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 ofthe United States Code) each of the undersigned officers of Severn Bancorp, Inc. (“Bancorp”) does hereby certify with respect to the Quarterly Report of Severn Bancorp, Inc.on Form 10-Q for the quarterly period ended March 31, 2013 (the “Report”) that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

Date:  May 8, 2013                                           Alan J. Hyatt
Alan J. Hyatt
Chairman of the Board, President and
 Chief Executive Officer (Principal Executive Officer)

Date:  May 8, 2013                                           Stephen W .Lilly
Stephen W. Lilly, Senior Vice President and
Chief Financial Officer (Principal Financial and Accounting Officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.